                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event)          October 9, 2001
                                       -----------------------------------------


                                HUNT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                    1-8044                  21-0481254
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
 incorporation or organization)         Number)              Identification No.)


         One Commerce Square 2005 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
              (Address of principal executive offices)          (Zip Code)


Registrant's telephone no., including area code        215-656-0300
                                               ---------------------------------





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                                                                          Page 2

ITEM 2.  Acquisition or Disposition of Assets

Reference is made to Note 2 of Notes to Condensed Consolidated Financial Statements, and to Management's Discussion and Analysis of Financial Condition and Results of Operations, in Part I, Items 1 and 2, respectively, of Hunt Corporation's (the "Company") Form 10-Q for the quarterly period ended September 2, 2001 for information concerning the Company's disposition of its commercial Graphics Products business and related matters.



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                                                                          Page 3

ITEM 7.  Financial Statements and Exhibits

(b)   Pro Forma Financial Information (Unaudited).
      1. Condensed Consolidated Statements of Operations for the Nine Months Ended September 2, 2001.
      2. Condensed Consolidated Statements of Operations for the Year Ended December 3, 2000.
      3.  Notes to Pro Forma Financial Statements.

The unaudited pro forma Statements of Operations for the nine months ended September 2, 2001 and for the year ended December 3, 2000 give effect to:

      1. The reclassification of results of operations from the disposed of business and the related provision for income taxes to discontinued operations.

      2.  The related pro forma adjustments described in the accompanying notes.

The unaudited pro forma statements of operations are presented as though the disposition occurred on November 29, 1999. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying notes of the Company.

(c)   Exhibits.

      2. List of schedules omitted from agreements filed as Exhibits 2(a), (b), and (c) to the Company's Form 10-Q for the quarter ended September 2, 2001.





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                                                                          Page 4

                                Hunt Corporation
            Pro Forma Condensed Consolidated Statements of Operations
                   For the Nine Months Ended September 2, 2001
                     (In thousands except per share amounts)
                                   (Unaudited)


                                                                      Less: Commercial                           Pro Forma Without
                                                                     Graphics Products         Pro Forma        Commercial Graphics
                                                  As Reported (a)      Business (a)           Adjustments        Products Business
                                                  ---------------    ------------------       -----------       --------------------

Net sales                                             $124,041                                                        $124,041

Cost of sales                                           75,288                                                          75,288
                                                   -----------         ------------            ---------            ----------

   Gross profit                                         48,753                                                          48,753

Selling, administrative and general expenses            38,915                                                          38,915

Restructuring and other                                   (115)                                                           (115)
                                                   -----------         ------------            ---------            ----------

   Income from operations                                9,953                                                           9,953

Interest expense                                         3,107                                   ($1,474)(b)             1,633

Interest and other income, net                            (389)                                                           (389)
                                                   -----------         ------------            ---------            ----------

   Income from continuing operations
      before income taxes                                7,235                                     1,474                 8,709

Provision for income taxes                               2,405                                       489 (c)             2,894
                                                   -----------         ------------            ---------            ----------

   Income from continuing operations                     4,830                                      $985                $5,815
                                                   -----------         ------------            ---------            ----------

Basic earnings per common share
   from continuing operations                            $0.54                                     $0.11                 $0.65
                                                   ===========         ============            =========            ==========
Diluted earnings per common share
   from continuing operations                            $0.54                                     $0.11                 $0.65
                                                   ===========         ============            =========            ==========

Average common shares outstanding - basic                8,949                                     8,949                 8,949
                                                   ===========         ============            =========            ==========
Average common shares and dilutive
   securities outstanding                                8,949                                     8,949                 8,949
                                                   ===========         ============            =========            ==========


             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.





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                                                                          Page 5

                                Hunt Corporation
            Pro Forma Condensed Consolidated Statements of Operations
                       For the Year Ended December 3, 2000
                     (In thousands except per share amounts)
                                   (Unaudited)


                                                                      Less: Commercial                           Pro Forma Without
                                                                     Graphics Products         Pro Forma        Commercial Graphics
                                                  As Reported (a)        Business             Adjustments        Products Business
                                                  ---------------    ------------------       -----------       --------------------

Net sales                                            $248,637               $73,008                                  $175,629

Cost of sales                                         160,959                53,732                                   107,227
                                                   ----------              --------             ---------           ---------

   Gross profit                                        87,678                19,276                                    68,402

Selling, administrative and general expenses           78,309                23,399                                    54,910

Restructuring and other                                 3,370                  (364)                                    3,734
                                                   ----------              --------             ---------           ---------

   Income (loss) from operations                        5,999                (3,759)                                    9,758


Interest expense                                        4,396                   234              ($1,965)(b)            2,197

Interest and other income, net                         (1,385)                 (376)                                   (1,009)
                                                   ----------              --------             ---------           ---------

   Income (loss) from continuing operations
      before income taxes                               2,988                (3,617)               1,965                8,570

Provision (benefit) for income taxes                    1,019                (1,233)                 670 (c)            2,922
                                                   ----------              --------             ---------           ---------

   Income (loss) from continuing operations            $1,969               ($2,384)              $1,295               $5,648

Basic earnings per common share
   from continuing operations                           $0.20                ($0.24)               $0.13                $0.57
                                                   ==========              ========              ========           =========
Diluted earnings per common share
   from continuing operations                           $0.20                ($0.24)               $0.13                $0.57
                                                   ==========              ========              ========           =========

Average common shares outstanding - basic               9,905                 9,905                9,905                9,905
                                                   ==========              ========              ========           =========
Average common shares and dilutive
   securities outstanding                               9,908                 9,908                9,908                9,908
                                                   ==========              ========              ========           =========


             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.










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                                                                          Page 6

Notes to Pro Forma Financial Statements (Unaudited)

A. Condensed Consolidated Statement of Operations for the Nine Months Ended September 2, 2001.

        (a) As reported in the Company's Form 10-Q for the quarterly period ended September 2, 2001 (the "Third Quarter Form 10-Q"). The Condensed Consolidated Statements of Operations reflect the Company's sale of its commercial Graphics Products business as a discontinued operation, and as such, the reported information is on a continuing operations basis.

        (b) Adjustment to interest expense to reflect the use of $25 million of the proceeds from the sale to reduce the $50 million of senior debt notes currently outstanding. See Notes 2 and 3 of Part I,
               Item 1 of the Third Quarter Form 10-Q.

        (c) Adjustment to reflect the estimated income tax effect of the reduction in interest expense.

B. Condensed Consolidated Statements of Operations for the Year Ended December 3, 2000.

        (a) As reported in the Company's Form 10-K for the year ended December 3, 2000.

        (b) Adjustment to interest expense to reflect the use of $25 million of the proceeds from the sale to reduce the $50 million of senior debt notes currently outstanding. See Notes 2 and 3 of Part I,
               Item 1 of the Third Quarter Form 10-Q.

        (c) Adjustment to reflect the estimated income tax effect of the reduction in interest expense.









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                                                                          Page 7


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HUNT CORPORATION


Date      October 24, 2001              By  /s/  William E. Chandler
     -------------------------              ----------------------------------
                                            William E. Chandler
                                            Senior Vice President, Finance
                                            (Principal Financial Officer)


Date      October 24, 2001              By  /s/  Donald L. Thompson
     -------------------------              ----------------------------------
                                            Donald L. Thompson
                                            Chairman of the Board
                                            and Chief Executive Officer


Date      October 24, 2001              By  /s/  John Fanelli III
     -------------------------              ----------------------------------
                                            John Fanelli III
                                            Vice President, Corporate Controller
                                            (Principal Accounting Officer)